As filed with the Securities and Exchange Commission on January 31, 2011
Registration No. 2-63713
SEC File No. 811-2910
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 35 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 37

Madison Mosaic Government Money Market Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive
Madison, Wisconsin 53711

Registrant's Telephone Number: (800) 368-3195

Pamela M. Krill
Madison Investment Advisors, LLC
General Counsel and Chief Legal Officer
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)
[X] on February 1, 2011 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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PART A

PROSPECTUS
February 1, 2011
Madison Mosaic
Government Money Market

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(Madison Mosaic logo)
Madison Mosaic Funds®
www.mosaicfunds.com

SUMMARY DATA	1
Investment Objectives/Goals	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Risks	1
Risk/Return Bar Chart and Performance Table	2
Investment Adviser	2
Purchase and Sale of Fund Shares	2
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	3
INVESTMENT OBJECTIVES	3
IMPLEMENTATION OF INVESTMENT OBJECTIVES	3
Maintain $1.00 Share Price	3
Invest in U.S. Government Securities	3
Invest in Repurchase Agreements	4
Hold Securities to Maturity	4
Comply with Money Market Regulations	4
Percentage Invested	4
RISKS	4
PORTFOLIO HOLDINGS	5
MANAGEMENT	5
Investment Adviser	5
Compensation	5
PRICING OF FUND SHARES	5
SHAREHOLDER INFORMATION	6
Purchase and Redemption Procedures	6
Dividends and Distributions	6
Frequent Purchases and Redemptions of Fund Shares	6
TAXES	6
Federal Taxes	6
State and Local Taxes	7
Certification of Tax Identification Number	7
FINANCIAL HIGHLIGHTS	7

SUMMARY DATA

Investment Objectives/Goals
Madison Mosaic Government Money Market (the “Fund”) is a money market mutual fund. It has two main objectives: (1) to preserve capital, and (2) to provide liquidity by investing in U.S. Government securities.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
(fees paid directly from your investment)
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%
Distribution (12b-1) fees	None
Other expenses	0.40%
Total annual fund operating expenses1	0.90%
______
1  Pursuant to a services agreement with the Fund, the Fund’s investment adviser has agreed, until at least November 30, 2011, to waive all fees and expenses of the Fund to the extent that the Fund’s total annual operating expenses exceed the lesser of the Fund’s gross yield earned on securities or 0.50%, calculated on a daily basis.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Principal Investment Strategies
The Fund’s principal investment strategy is to maintain a stable share price of $1.00 per share.  In doing so, the Fund invests in securities that are issued or guaranteed by the U.S. Government or its agencies.  It may also invest in securities that are collateralized by such securities.  In order to maintain the Fund’s price stability, the Fund limits its investments to short-term U.S. Government securities that may not yield as high a level of income as longer-term securities.  Since the Fund’s share price is stable, the Fund is intended for investors who are seeking current income with little risk.

Principal Risks

U.S. Government Securities Risk.  Because the Fund limits its investments to U.S. Government securities, it is unlikely that a Fund investment will default.  However, some or all of Fund securities may be represented by securities issued by Freddie Mac (Federal Home Loan Mortgage Corporation), Fannie Mae (Federal National Mortgage Association) and the Federal Home Loan Banks that are not guaranteed or insured by the United States Government.  Although these securities are not backed by the government’s “full faith and credit,” the agencies issuing these securities have the authority to borrow from the Federal Treasury, with Freddie Mac having an indirect line of credit through the Federal Home Loan Banks.  Nevertheless, no assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Credit Risk. The Fund is subject to credit risk, which is the risk that the financial health of a security issuer may decline, thereby causing the price of its debt securities to decline or to become more volatile, or causing the issuer to default on its securities (i.e., to fail to pay interest or principal when due).

Madison Mosaic Government Money Market 1

Interest Rate Risk.  Because of its investments in debt securities, the Fund is subject to interest rate risk, which is the risk that the market value of these securities will go down when interest rates go up.

Negative Yield Risk.  Due to a number of market influences, yields on short-term U.S. Treasury debt instruments are currently near historical lows.  As a result, yields on the Fund are currently at very low levels.  Although the Fund’s investment adviser has agreed to waive certain fund expenses, there is no guarantee that the Fund will be able to avoid a negative yield.

Stable Share Price Risk.  You should also understand that government backing applies to investments in the Fund and not to shares of the Fund itself.  As a result, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Fund.

Manager Risk. Like all actively managed mutual funds, the Fund is subject to manager risk, which is the risk that the investment adviser to the Fund may make investment decisions that fail to produce the intended result.

Market Risk. The Fund is subject to market risk, which is the risk that the market values of securities in the Fund’s portfolio may go up and down as securities markets react to economic, political, geographic, or regulatory factors. These factors may affect the entire market or just certain securities, industry segments, or economic sectors.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Fund’s returns during periods of changing interest rates.  This information provides some indication of the risks of investing in the Fund.  The performance of the Fund in the past, shown below, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns
Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 1.21% (quarter ended 3-31-01)

Lowest:  0.00% (quarters ended 6-30-09, 9-30-09 and 12-31-09, and 3-31-10, 6-30-10 , 9-30-10 and 12-31-10)

Average Annual Total Returns (for the period ended December 31, 2010)
One Year	Five Years	Ten Years
0.00%	2.19%	1.88%

The investment adviser has been waiving all or a portion of its management fee and/or service agreement fees since 2003.  If these fees had not been waived, returns in the above chart and table would have been lower.

Updated performance information is available by calling the Fund’s shareholder service department toll-free at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Investment Adviser
The investment adviser to the Fund is Madison Investment Advisors, LLC (“Madison”).

Purchase and Sale of Fund Shares

Purchase minimums
To establish an account:
$1,000 for a regular account
$500 for an IRA account
$100 for an Education Savings Account with automatic monthly investments of at least $100

2 Prospectus February 1, 2011

To add to an account:
$50 for all account types

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES

The investment objectives of the Fund are (1) to preserve capital, and (2) to provide liquidity by investing in the relative safety of U.S. Government securities.

The Fund’s Board of Trustees may change the Fund’s investment objectives without shareholder approval.  However, you will receive prior written notice of any material change.  There is no assurance that the Fund’s investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

Maintain $1.00 Share Price
In order to achieve the relative safety and liquidity required by its investment objectives, Madison seeks to maintain a stable share price of $1.00 for the Fund.  Madison attempts to do this by limiting investments for the Fund to shorter-term U.S. Government securities. These securities may not yield as high a level of current income as is normally available from longer-term or lower-rated securities.

Invest in U.S. Government Securities
U.S. Government securities include a variety of securities that are issued or guaranteed by (1) the U.S. Treasury, (2) various agencies of the federal government, (3) various instrumentalities which have been established or sponsored by the U.S. Government, and (4) certain interests in these types of securities.

U.S. Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association, the Federal Home Loan Bank, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Small Business Administration and the Student Loan Marketing Association are also considered U.S. Government securities. All U.S. Treasury securities and Government National Mortgage Association (Ginnie Mae) securities are backed by the “full faith and credit” of the United States. Securities issued by Freddie Mac, Fannie Mae, the Federal Home Loan Banks and other government sponsored enterprises are not.

In addition to the credit of the issuing agency, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are supported by the ability of these agencies to borrow from the Federal Treasury.  In particular, on September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (FHFA).  The takeover permits Fannie Mae and Freddie Mac to grow their mortgage backed security books without limits and continue to purchase replacement securities for their portfolios, about $20 billion per month, without capital constraints. As part of this takeover, there will be a financing and investing relationship with the U.S. Treasury via three different financing facilities to provide critically needed support to Freddie Mac and Fannie Mae for purposes of promoting liquidity in the mortgage market. One of the three facilities is a secured liquidity

Madison Mosaic Government Money Market 3

facility which will be not only for Fannie Mae and Freddie Mac, but also for the twelve Federal Home Loan Banks that FHFA also regulates.  This new secured lending credit facility available to Fannie Mae, Freddie Mac, and the Federal Home Loan Banks is intended to serve as an ultimate liquidity backstop, essentially implementing the temporary liquidity backstop authority granted by Congress in July 2008.

Invest in Repurchase Agreements
In addition, Madison expects to invest a portion of the Fund’s assets in repurchase agreements that are at least 100% collateralized by U.S. Government securities.

A repurchase agreement involves the sale of securities to the Fund by a financial institution or securities dealer, simultaneous with an agreement by that institution to repurchase the same securities at the same price, plus interest, at a later date.

To be “at least 100% collateralized” means that if the other party doesn’t buy back the securities, the Fund won’t lose any principal or interest.  However, the Fund could end up holding securities it did not intend to own.  Were it to sell such securities, the Fund might incur a loss.

Hold Securities to Maturity
Madison normally intends to hold securities for the Fund until they mature.  Historically, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities have involved little risk to principal and interest if held to maturity.

Comply with Money Market Regulations
Madison intends to comply with federal regulations that govern money market mutual funds (i.e., mutual funds that seek to maintain a stable share price of $1.00).  This means that, among other things, Madison will limit the Fund’s purchases of investments to securities having a maximum maturity of 13 months or less.  Madison will not purchase any investment that would, at the time of purchase, cause the average maturity of the Fund to exceed 60 days.

Percentage Invested
Although the Fund normally seeks to invest 100% of its assets in U.S. Government securities (or repurchase agreements that are 100% collateralized by U.S. Government securities), Madison’s policy is that in no event will less than 80% of the Fund be so invested.

RISKS

Because Madison limits the Fund’s investments to U.S. Government securities, it is unlikely that an investment in the Fund’s portfolio will default.  However, since some or all of the Fund’s portfolio holdings may be represented by securities issued by Freddie Mac, Fannie Mae, the Federal Home Loan Banks and other government sponsored enterprises that are not guaranteed or insured by the United States Government, the Fund, as an investor, must look to the agency issuing or guaranteeing the obligation for ultimate repayment.  In the unlikely event that one of these agencies or instrumentalities of the U.S. Government defaults on its obligations, the Fund may not be able to assert a claim against the United States itself.  Moreover, no assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Because of its investments in debt securities, the Fund is subject to both credit risk and interest rate risk.  Credit risk is the risk that the financial health of a security issuer may decline, causing the price of its debt securities to decline or to become more volatile, or causing the issuer to default on its securities.  Interest rate risk is the risk that the market value of these securities will go down when interest rates go up. There is also a risk that the Fund may experience a negative yield, given the historically low yields currently being experienced by short-term U.S. Treasury debt instruments.  The Fund is also subject to manager risk, which is the risk that the investment adviser to the Fund may make investment decisions that fail to produce the intended result, and market risk, which is the risk that the market values of securities in the Fund’s portfolio may go up and down as securities markets react to economic, political, geographic, or regulatory factors.

You should also understand that government backing applies to investments in the Fund and not to shares of the Fund itself.  As a result, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance

4 Prospectus February 1, 2011

 Corporation or any other government agency. Although the Fund seeks to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).  Please see the back cover of this prospectus for information about the SAI.

MANAGEMENT

Investment Adviser
The investment adviser to the Fund is Madison Investment Advisors, LLC (“Madison”), located at 550 Science Drive, Madison, Wisconsin 53711.  As of December 31, 2010, Madison Investment Advisors, LLC, the predecessor of which was founded in 1974, and its affiliates, including Madison Asset Management, LLC, managed approximately $15 billion in assets, including open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Fund’s activities.

Compensation

Investment Advisory Fee.  Madison receives a fee for its services under an investment advisory agreement with the Fund.  The annual fee is 0.50% of the average daily net assets of the Fund.  This fee is deducted automatically from all accounts and is reflected in the daily share price of the Fund.  A discussion regarding the basis for approval of the Fund’s investment advisory agreement with Madison is contained in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2010.

Other Expenses.  Under a separate services agreement with the Fund, Madison provides or arranges for the Fund to have all other operational and support services it needs.  Madison receives a fee calculated as a percentage of the average daily net assets of the Fund for these services.  For the fiscal year beginning October 1, 2010, this fee was set at 0.39% and was amended to include the fees and expenses of the Fund’s independent auditors and independent trustees (the “Independent Expenses”).  For the fiscal year ended September 30, 2010,  the fee was set at 0.35% and did not include the Independent Expenses.  Because of this services arrangement with Madison, Madison is responsible for paying all of the Fund’s fees and expenses (including, for the current fiscal year, all Independent Expenses), other than the investment advisory fee (discussed above), fees related to the Fund’s portfolio holdings (such as brokerage commissions, interest on loans, etc.), acquired fund fees (if any), and extraordinary or non-recurring fees of the Fund.

Fee Waiver.  Pursuant to its services agreement with the Fund, Madison is currently waiving all fees and expenses of the Fund to the extent the Fund’s total annual operating expenses exceed the lesser of the Fund’s gross yield earned on securities or 0.50%, calculated on a daily basis.  As a result, for the fiscal year ended September 30, 2010, Madison waived investment advisory fees of 0.41% and total annual operating expenses of 0.35%.  This waiver will remain in place until at least November 30, 2011.

PRICING OF FUND SHARES

The price of the Fund’s shares is based on the net asset value (“NAV”) per share. NAV per share equals the total daily value of the Fund’s assets, minus its liabilities, divided by the total number of shares.  NAV is calculated at the close of the New York Stock Exchange (typically 3:00 p.m., Central Time) each day it is open for trading.  The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is placed.  Under normal circumstances, the NAV of the Fund will not change from one day to the next.

The Fund’s securities are valued according to the “amortized cost” method, which is intended to stabilize the share price at $1.00.

Madison Mosaic Government Money Market 5

SHAREHOLDER INFORMATION

Purchase and Redemption Procedures
Information regarding how to purchase and sell shares in any Madison Mosaic Fund (including the Fund) is provided in a separate brochure entitled, “Madison Mosaic’s Guide to Doing Business,” which is incorporated by reference into this prospectus.

Dividends and Distributions
The Fund’s net income is declared as dividends each business day.  Dividends are paid in the form of additional shares credited to your account at the end of each calendar month, unless you elect in writing to receive a monthly dividend check.  Please refer to “Madison Mosaic’s Guide to Doing Business” for more information about dividend distribution options.

Frequent Purchases and Redemptions of Fund Shares
Because the Fund’s principal investment strategy is to maintain a stable share price, the policies or procedures adopted by the Fund’s Board of Trustees applicable to other funds in the Madison Mosaic family are generally inapplicable with respect to frequent purchases and redemptions of Fund shares.  This is because Madison expects the Fund to be used by shareholders for short-term investing.  The Fund accommodates redemptions by offering check-writing privileges to shareholders.  In light of the short-term nature of the Fund’s investment portfolio, reasonably frequent purchases and redemptions of Fund shares by Fund shareholders do not present any risks for other shareholders of the Fund. See “Madison Mosaic’s Guide to Doing Business” for additional information regarding check-writing privileges and any fees involved for ordering additional checks.

You should be aware, however, that the procedures adopted by the Fund’s Board of Trustees give the Fund the right to reject a purchase or exchange request into the Fund for any reason.  As a result, the Fund may block shareholders who engage in unreasonable or abusive check-writing activity that results in a greater burden on the Fund’s transfer agent.  While abusive check-writing activity may not actually raise Fund expenses, it could prevent the Fund from achieving lower fees for transfer agency services that could be reflected in total fund operating expenses.

TAXES

Federal Taxes
The Fund will distribute to shareholders 100% of its net income and net capital gains, if any.  The capital gains distribution is determined as of October 31st each year and distributed annually.  The Fund will also send shareholders an annual notice of dividends paid during the year.

All distributions that you receive from the Fund are generally taxable, whether reinvested or received in cash.  Distributions from the Fund’s net investment company taxable income (which includes dividends, interest and net short-term capital gains), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%.  The Fund will inform shareholders of the portion of its dividends (if any) that constitute qualified dividend income.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Fund distributions are expected to be primarily distributions of net investment company taxable income.

6 Prospectus February 1, 2011

State and Local Taxes
At the state and local level, dividend income and capital gains are generally considered taxable income.  Interest on certain U.S. Government securities held by the Fund may be exempt from state and local income taxes if held directly by the shareholder.  The Fund is generally permitted to “pass-through” this exemption to shareholders.  The Fund will send shareholders an annual notice of the percentage of U.S. Government securities that are exempt from state and local income taxes.

Certification of Tax Identification Number
Account applications without a social security number will not be accepted.  If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of your Fund distributions.  Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.  You should retain all statements received from the Fund to maintain accurate records of your investments.

This section is not intended to be a full discussion of federal, state or local income tax laws and the effect of such laws on you.  There may be other tax considerations applicable to a particular investor.  You are urged to consult with your own tax advisor.  In addition, please see the SAI for more information about taxes.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Grant Thornton LLP, whose report dated November 22, 2010, along with the Fund’s financial statements, is included in the annual report which is available upon request.

	Fiscal Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	--	--*	0.03	0.05	0.04
Less distributions from net investment income	--	--*	(0.03)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	--	0.43	2.73	4.70	4.05
Ratios and supplemental data
Net assets, end of period (thousands)	$22,194	$25,817	$30,975	$35,860	$36,846
Ratio of expenses to average net assets before fee waiver (%)	0.90	0.89	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver (%)	0.14	0.45	0.63	0.63	0.63
Ratio of net investment income to average net assets before fee waiver (%)	(0.76)	0.01	2.47	4.35	3.69
Ratio of net investment income to average net assets after fee waiver (%)	--	0.45	2.72	4.60	3.94
________
*  Greater than $0.00 but less than $0.01.

  Madison Mosaic Government Money Market 7

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8 Prospectus February 1, 2011

Madison Mosaic Government Money Market Trust has a statement of additional information (“SAI”), which is incorporated by reference into this prospectus, that includes additional information about the Fund.  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The SAI, the Fund's annual and semi-annual reports and other information about the Fund are available without charge by calling 1-800-368-3195, or by visiting the Fund’s Internet site at http://www.mosaicfunds.com. Use the shareholder service number below to make shareholder inquiries.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

In addition to the SAI, “Madison Mosaic’s Guide to Doing Business,” which provides information on how to purchase and sell shares in any Madison Mosaic Fund, is incorporated by reference into this prospectus.

Transfer Agent

Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Telephone Numbers

Shareholder Service
Toll-free nationwide: (888) 670 3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-2910

Amendment No. 1
Dated November 30, 2010

Madison Mosaic's Guide to Doing Business

The information disclosed in this Guide is part of and incorporated in the prospectus of the Investment Grade Corporate Bond Fund (a series of the Madison Mosaic Income Trust).

Madison Mosaic Funds®
www.mosaicfunds.com

February 1, 2010
Madison Mosaic's Guide to Doing Business

The information disclosed in this Guide is part of and incorporated in the prospectuses of the Madison Mosaic Funds (other than the prospectuses for Madison Mosaic Institutional Bond Fund, Madison Mosaic Corporate Income Shares and Madison Institutional Equity Option Fund)

Madison Mosaic Funds®
www.mosaicfunds.com
An Introduction to Madison Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Madison Mosaic Fund shareholders.

If any of the information in this Guide prompts questions, please call us.  Our toll-free nationwide number is 888-670-3600.  Shareholder service representatives are available Monday through Friday, from 8:00 a.m. to 7:00 p.m., Central Time.

Madison Mosaic’s 24-hour automated information line, can be reached at 800-336-3063. You may also visit our website for additional information, including daily share prices: http://www.mosaicfunds.com.

Shareholder Account Transactions	1

How to Open a New Account	2

How To Purchase Additional Shares	4

How To Redeem Shares	5

Distribution Options	8

Redemptions In Kind	8

How To Close an Account	8

Other Fees and Minimum Balance Requirement	8

Retirement Plans and Custodian Fees	9

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations, Statements and Reports

Daily Transaction Confirmation.  All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation.  Transaction confirmations are mailed promptly after the transaction is posted to your account.  Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement.  Quarterly statements are mailed at the end of each calendar quarter.  The statements reflect account activity through the most recent quarter.  At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents.  In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the prospectus for your fund and periodic financial statements.  Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings.  Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail.  To receive multiple copies, call us at 888-670-3600 and we will begin sending you additional copies free of charge within 30 days.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide.  Though some changes may be made by phone, generally, in order to make any changes to an account, Madison Mosaic Funds will require a written request signed by all of the shareholders and may also require their signatures guaranteed.

Telephone Transactions

Madison Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone.  The funds’ transfer agent will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions.  These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders.  Certain transactions, including some account registration changes, must be authorized in writing.

Certificates

Certificates will not be issued to represent shares in any Madison Mosaic Fund.

HOW TO OPEN A NEW ACCOUNT

Important Information About Procedures for Opening a New Account

In compliance with the USA PATRIOT Act of 2001, the funds’ transfer agent will verify certain information on your account application as part of the Madison Mosaic Funds’ anti-money laundering program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact us at 888-670-3600 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such information is received.  We also reserve the right to close your account within five business days if you do not provide us with required clarifying identity information and/or documentation.

What this means for you:  when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information.

Minimum Initial Investment

$1,000 for a regular account
$500 for an IRA account*
$100 for an Education Savings Account with automatic monthly investments of at least $100*
________
*Not available to Madison Mosaic Tax-Free Trust accounts.

Madison Mosaic Funds may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs, etc.

By Check

Open your new account by completing an application and sending it along with a check payable to Madison Mosaic Funds as follows:

Regular Mail:                                                                           Overnight:
Madison Mosaic Funds                                                                           Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC                                                                           c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                                                           615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                                                           Milwaukee, WI 53202

Madison Mosaic does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders does not constitute receipt by the transfer agent of the funds.

By Wire

Please call us before you wire money (no later than close of New York Stock Exchange; usually 3:00 p.m., Central Time) to ensure proper and timely credit to your account.

If you are making your first investment with Madison Mosaic Funds, we must have a completed account application before you wire funds.  You can mail or overnight deliver your account application to us.  You may also fax the account application by calling us at 888-670-3600 for a fax number.  Upon receipt of your completed account application, we will establish an account for you.  The account number assigned will be required as part of the instruction that you should give to your bank to send the wire.  Your bank must include both the name of the applicable Madison Mosaic Fund you are purchasing and your name so that monies can be correctly applied. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service.

Your bank should transmit funds by wire to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing.  Neither Madison Mosaic Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account.  Exchanges may only be made into funds that are sold in the shareholder’s state of residence.  A new account application is required only when the account registration or tax identification number will be different from the application for the existing account.

Unacceptable Forms of Investment

All purchases of fund shares by check must be made in U.S. dollars and drawn on U.S. banks.  For the purchase of fund shares, Madison Mosaic Funds does not accept:

•	payment in cash;
•	cashier’s checks in amounts of less than $10,000;
•	third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks; or
•	Post-dated checks, post-dated online bill pay checks or any conditional order or payment.

If your check does not clear, your purchase will be cancelled.  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by your fund as a result.  Madison Mosaic Funds reserves the right to reject any purchase in whole or in part.

HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price

Share prices (net asset values or “NAVs”) are determined each business day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).  Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Purchases are priced at the next share price determined after the purchase request is received in proper form by Madison Mosaic Funds.

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to Madison Mosaic Funds unpaid.  In other words, we sometimes get checks that bounce.  Madison Mosaic Funds has a procedure to protect you and other shareholders from loss resulting from these items.  We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer or “EFT”) used for purchase of the shares has cleared.  Such deposit items are considered “uncollected” until we determine that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold.  All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.  Madison Mosaic may waive this minimum for accounts associated with institutional relationships like “wrap account” programs, etc.

By Check

Please make your check payable to Madison Mosaic Funds and mail it, along with an investment slip or, if you don’t have one, please write your fund and account number (and the name of the fund) on your check, to:

Regular Mail:                                                                           Overnight:
Madison Mosaic Funds                                                                           Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC                                                                           c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                                                           615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                                                           Milwaukee, WI 53202

Madison Mosaic does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders does not constitute receipt by the transfer agent of the funds.

By Wire

If you are making a subsequent purchase, your bank should wire funds as indicated below.  To ensure proper and timely credit of a wire, you should notify us at 888-670-3600 before each wire is made.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, please call us.  Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service.

Please wire money to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing.  Neither Madison Mosaic Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment Plan or "Instant" EFT

You can elect to have a monthly (or less frequent) automatic investment plan.  Madison Mosaic Funds will automatically debit your checking or savings account, on a predetermined basis, to purchase shares in your account.  In order to participate in this plan, your financial institution must be a member of the Automated Clearing House (ACH) network.  Any change or termination of the plan should be submitted to Madison Mosaic Funds at least five days prior to the desired effective date.  The minimum monthly investment for the plan is $100.

You may also make “instant” or “on-demand” purchases by electronic funds transfer through the ACH network by calling Madison Mosaic Funds to place your order.  Orders must be in the amount of $100 or more.  Like the automatic investment plan described above, banking information must be established on your account prior to making a purchase.  If your purchase order is placed prior to 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on the day of your purchase order.  Madison Mosaic Funds does not charge for this service.  However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

HOW TO REDEEM SHARES

Redemption Price

Share prices (net asset values or “NAVs”) are determined each day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).  Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Redemptions are priced at the next share price determined after the redemption request is received in proper form by Madison Mosaic Funds.

Signature Guarantees

To protect your investments, Madison Mosaic requires signature guarantees for certain redemptions.  A signature guarantee is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine.  A signature guarantee helps Madison Mosaic Funds ensure the identity of the authorized shareholder(s).

If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank instructions on your account. You can pre-authorize bank instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents.  A signature guarantee may be required to add or change bank instructions on an account.

A signature guarantee is required for any redemption when:

•	the proceeds are to be greater than $50,000;
•	the proceeds are to be delivered to someone other than you, as shareholder of record;
•	the proceeds are to be delivered to an address other than your address of record; or
•	you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your request in good form.  However, in order to prevent possible fraud against any fund, we may delay paying the proceeds of any redemption until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer) used to purchase shares has cleared.  Such deposit items are considered “uncollected” until Madison Mosaic Funds determines that the bank on which they were drawn has actually paid them.  This may take up to 12 days.  Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Redemption Request.  Upon request by telephone or in writing, we will send a redemption check of up to $50,000 to you, the shareholder, at your address of record only.  A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed.  See section “Signature Guarantees” above.  Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Madison Mosaic Funds, call us at 888-670-3600 immediately.  Normally, Madison Mosaic Funds charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the funds on behalf of a shareholder.  Certain documents may be required before such a request can be processed.

By Wire

Procedures.  With one business day’s notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization.  If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents.  A signature guarantee may be required to add or change bank wire instruction on an account. See “Signature Guarantees” above for more information.

Madison Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange.  A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide.  Requests for wire transfer must be made by 3:00 p.m. Central Time the day before the wire will be sent.

Fee. There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire, if greater.

By Exchange

You can redeem shares from one Madison Mosaic Funds account and concurrently invest the proceeds in another Madison Mosaic Funds account by telephone when your account registration and tax identification number are the same.  There is no charge for this service.

By Customer Check

Procedures.  If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone.  Check writing privileges are not available from Madison Mosaic Equity Trust accounts.  A confirmation statement showing the amount and number of each check you write will be sent to you. Madison Mosaic Funds does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us at 888-670-3600 immediately.  Madison Mosaic Funds will honor stop payment requests on unpaid checks that you wrote for a fee of $25.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges, an initial supply of preprinted checks will be sent free of charge.  The cost of check reorders is $3.00 and will be charged to the shareholder’s account.

By Systematic Withdrawal Plan

Procedures.  You can elect to have a systematic withdrawal plan whereby Madison Mosaic Funds will automatically redeem shares in your Madison Mosaic Funds account and send the proceeds to a designated recipient.  To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information.  The minimum amount for a systematic withdrawal is $100.  Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change.

Electronic Funds Transfer Systematic Withdrawal.  A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal.  A systematic withdrawal can also be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs

Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, IRA redemptions must be made in writing. Before you think you may need to redeem funds from your IRA at Madison Mosaic Funds, call us for a form that contains the required tax election provisions.

Shareholders must indicate on their redemption request whether or not to withhold federal income tax.  Income tax withholding of 10% will apply to redemption requests unless you elect not to have tax withheld.

DISTRIBUTION OPTIONS

Each Madison Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution.  If you do not make a selection on your application, all of your distributions will be automatically reinvested in your Madison Mosaic Funds account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Madison Mosaic account, (2) paid to you by check, or (3) deposited directly to your bank account.  However, for your protection, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, we reserve the right to reinvest your distribution check in your account at your fund’s then current net asset value and to reinvest all subsequent distributions.

REDEMPTIONS IN KIND

If, in the opinion of the Board of Trustees of Madison Mosaic Funds, extraordinary conditions exist which make cash payment for redemption requests undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any fund. However, each fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the fund or $250,000.

Any property of any fund distributed to shareholders will be valued at fair value.  In disposing of any such property received from a fund, a shareholder might incur commission costs or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it.  Except as described herein, however, we intend to pay for all share redemptions in cash.

HOW TO CLOSE AN ACCOUNT

To close an account, you should call us for instructions.  You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section “How To Redeem Shares.”

OTHER FEES AND MINIMUM BALANCE REQUIREMENT

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Madison Mosaic Funds reserves the right to involuntarily redeem accounts with balances of less than $700.  Prior to closing any such account, Madison Mosaic Funds will give you 30 days written notice, during which time you may increase the balance in your account to avoid having the account closed.   This does not apply to IRA or Education Savings Accounts.

Broker Fees

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee.  This charge is kept by the broker and not transmitted to Madison Mosaic Funds. However, you can engage in any transaction directly with Madison Mosaic Funds to avoid such charges.

Research and Other Fees

Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5.00 per request.  Madison Mosaic Funds reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

RETIREMENT PLANS AND CUSTODIAN FEES

All Madison Mosaic Funds (except Madison Mosaic Tax-Free Trust) can be used for retirement plan investments, including IRAs.

IRAs

Traditional IRAs.  Traditional individual retirement accounts (“Traditional IRAs”) may be opened with a reduced minimum investment of $500.  Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.  Madison Mosaic Funds will provide you with an IRA disclosure statement with an IRA application.  The disclosure statement explains various tax rules that apply to traditional IRAs.  A separate application is required for IRA accounts.

Roth IRAs. A Roth IRA account may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.  Madison Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs.  A separate application is required for Roth IRA accounts.

Conversion Roth IRAs. You may convert all or part of your Traditional IRA into a Roth IRA at Madison Mosaic Funds. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion.  You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you make this change.

Education Savings Account (“Education IRA”).  Madison Mosaic Funds offers Coverdell Education Savings Accounts (previously known as “Education IRAs”).  Eligible investors may establish an Education Savings Account with a reduced minimum investment of $100 as long as the shareholder establishes and maintains a Madison Mosaic Education Savings Account automatic investment plan of at least $100 monthly.

The Education Savings Account is designed to invest up to $166.67 each month.  As a result, each Education Savings Account that is open for a full year will reach, but not exceed, the annual $2,000 limit.  If you establish an Education Savings Account program in the middle of the year, you can make an additional investment during the year to the account to make up for any months you missed before your automatic monthly investments started.

Madison Mosaic Funds will provide you with an Education Savings Account disclosure document with an Education Savings Account application.  The disclosure document explains various tax rules that apply to Education Savings Accounts.  A separate application is required for Education Savings Accounts.

IRA Fees

Annual IRA Fee and Fee Waiver.  There is a $15.00 fee per IRA account, with a $30.00 maximum per year.  You can prepay this fee.  Madison Mosaic will waive the annual IRA fee if the value of all your Madison Mosaic IRA accounts is at least $30,000 or if the value of all your Madison Mosaic Fund accounts (both IRA and non-IRA) is at least $100,000.  The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Education Savings Account Fee. Madison Mosaic Funds does not charge an annual fee on Education Savings Accounts that have an active automatic investment plan of at least $100 monthly or on Education Savings Accounts of $5,000 or greater.  All other Education Savings Accounts may be charged a fee of $15.00 per account, with a $30.00 maximum per year.  You can prepay this fee.

Distribution and Transfer Fees.  There is a $25.00 fee for each distribution from an IRA (including rollovers) or transfer of an IRA to another institution.  This fee does not apply to redemptions established under a systematic withdrawal program.

Excess Contribution and Recharacterization Fees. There is a $25 fee to process a refund of an excess IRA contribution in any year. Also, IRA contributions that must be reconverted or recharacterized are subject to this $25 processing fee.

Employer Plans

Madison Mosaic also offers SEP IRAs and SIMPLE retirement plans. Further information on the retirement plans available through Madison Mosaic Funds, including minimum investments, may be obtained by calling us at 888-670-3600.

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 1 888 670-3600

Madison Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

New Accounts
Toll-free nationwide: 1 800 368-3195

TRANSFER AGENT

Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Statement of Additional Information
Dated February 1, 2011
For use with Prospectus dated February 1, 2011

Madison Mosaic Government Money Market

550 Science Drive
Madison, Wisconsin  53711
800-368-3195

This Statement of Additional Information (“SAI”) is not a prospectus. You should read this SAI with the prospectus of Madison Mosaic Government Money Market (the “Fund”) bearing the date indicated above (“Prospectus”). You can obtain a copy of the Prospectus from Madison Mosaic Funds® at the address and telephone number shown above.

Audited financial statements for the Fund for the fiscal year ended September 30, 2010 appear in the Fund’s Annual Report to Shareholders for that period, which is incorporated herein by reference.  You can obtain a copy of the Annual Report at no charge by writing or calling Madison Mosaic Funds® at the address and telephone numbers shown above.

FUND HISTORY	1
DESCRIPTION OF THE FUND	1
Classification	1
Investment Strategies and Risks	1
Non-Fundamental Fund Policies	5
Fundamental Policies	7
Investment Percentage Limitations	9
Portfolio Turnover	9
Disclosure of Portfolio Holdings	9
MANAGEMENT OF THE FUND	11
Trustees and Officers	11
Board Qualifications	17
Board Committees	17
Leadership Structure of the Board	18
Trustees’ Holdings	18
Independent Trustee Compensation	19
CODE OF ETHICS AND PROXY VOTING	19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	20
INVESTMENT ADVISORY AND OTHER SERVICES	20
Investment Adviser	20
Principal Distributor	21
Services Provided by Madison and Fund Expenses Paid by Third Parties	21
Services Agreement	22
Other Service Providers	23
BROKERAGE ALLOCATION AND OTHER PRACTICES	23
CAPITAL STOCK AND OTHER SECURITIES	25
Summary	25
Shares and Classes of Shares	25
Share Splits and Liquidation Rights	26
Shareholder Meetings	26
Voting Rights	26
Shareholder Liability	26
Liability of Trustees and Others	27
PURCHASE, REDEMPTION AND PRICING OF SHARES	27
Offering Price	27
Shareholder Service Policies	28
Minimum Initial Investment and Minimum Balance	28
Special Service Charges	28
Share Certificates	28
Crediting of Investments	28
Purchase Orders from Brokers	29
Redemptions and Checkwriting	29
Unusual Circumstances Resulting in Suspension of Payments	29
Final Payments on Closed Accounts	30
Inter-Fund Exchange	30
Payments in Kind	30
Address Changes and Lost Shareholder Accounts	30
Dividend Payments	31
TAXATION OF THE FUND	31
Federal Income Tax Requirements	31
Tax Consequences to Shareholders	32
Dividends Received Deduction	32
28% Withholding	32
Personal Holding Company	32
FINANCIAL STATEMENTS	32

FUND HISTORY

Madison Mosaic Government Money Market (the “Fund”) is organized as a Massachusetts business trust under a Declaration of Trust dated February 14, 1979, as amended.  The Fund was one of the first money market mutual funds to invest solely in U.S. government securities.

The Fund was originally known as Government Investors Trust.  The Fund changed its name in 1997 to Mosaic Government Money Market.  Since 2006, the Fund has been known as Madison Mosaic Government Money Market.

DESCRIPTION OF THE FUND

Classification

The Fund is a diversified open-end management investment company, commonly known as a money market mutual fund.

Investment Strategies and Risks

The Fund invests solely in short-term debt securities issued or guaranteed by agencies and instrumentalities of the U.S. Government.  In its role as investment adviser to the Fund, Madison Investment Advisors, LLC (“Madison”) may use a variety of investment techniques with the objective of providing as high a yield as is available from U.S. Government securities and the investment quality associated with these securities.

Madison seeks to achieve the Fund’s investment objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Madison also invests in participation interests in, and repurchase agreements based on, such securities.  The investment objective of the Fund is described in the Prospectus. You should also read the Prospectus for information about the Fund’s principal investment strategies and risks.

If Madison ever decides to make a change to an investment policy reflected in the name of the Fund (such as investing in Government securities), you will receive a separate written explanation of the change at least 60 days in advance.  This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy” and this statement will also be on the envelope we use to mail the notice to you (unless, of course, the notice is the only material we are sending to you).

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies of the Fund.  Also discussed are the risks associated with such strategies that you should understand.

U.S. Government Securities:  Scope of Permissible Investments and Application of “Full Faith and Credit.” As used in the Prospectus and in this SAI, the term “U.S. Government securities” refers to a variety of securities.  These include securities that are issued or guaranteed by the United States Treasury, various agencies of the United States Government, and various instrumentalities established or sponsored by the United States Government, as well as certain interests in these types of U.S. Government securities.
Except for U.S. Treasury securities, these obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. When the Fund invests in securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.  The Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Treasury securities include Treasury bills, Treasury notes and Treasury bonds.  Some of the Government agencies which issue or guarantee securities are the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Energy, the Department of the Interior, the Department of Commerce, the Department of Defense and the Small Business Administration.

Other Government agencies and instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. The securities of these agencies are not guaranteed or insured by the U.S. Government.

There are certain international development organizations that operate under sponsorship of the U.S. Government and that issue or guarantee securities.  These include the Inter-American Development Bank, the Asian Development Bank and the International Bank for Reconstruction and Development.  The Fund has not held their securities as of the end of the Fund’s last fiscal year, but if the Fund were to hold them in the future, the Fund does not presently intend to hold an amount equal to more than 5% of the Fund’s portfolio.

References herein to “U.S. Government securities” mean securities issued or guaranteed by any of the entities described in this section or by any other agency or instrumentality established or sponsored by the United States Government.  These organizations are often referred to as “government sponsored enterprises” or “GSEs.”  This term also means participation interests (with unaffiliated persons) in, and instruments evidencing deposit or safekeeping for, any of these securities.  Participation interests are pro-rata interests in U.S. Government securities held by others.  Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

The Housing and Economic Recovery Act of 2008—signed into law on July 30, 2008 — enabled expanded regulatory authority over Fannie Mae and Freddie Mac by the newly established Federal Housing Finance Agency (“FHFA”), and gave the U.S. Treasury the authority to advance funds for the purpose of stabilizing Fannie Mae, or Freddie Mac, limited only by the amount of debt that the entire federal government is permitted by law to commit to.  The law raised the Treasury’s debt ceiling by $800 billion, to a total of $10.7 trillion, in anticipation of the potential need for the Treasury to have the flexibility to support Fannie Mae, Freddie Mac, or the Federal Home Loan Banks.

Fannie Mae and Freddie Mac were placed under the conservatorship of the FHFA on September 7, 2008.  The agreement the Treasury made with both of these GSEs specifies that in exchange for future support and capital investments of up to $100 billion in each GSE, at the inception of the conservatorship, each organization shall issue to the Treasury $1 billion of senior preferred stock, with a 10% coupon, without cost to the Treasury. Each entity contracted to issue common stock warrants representing an ownership stake of 79.9%, at an exercise price of one-thousandth of a cent ($ 0.00001) per share and with a warrant duration of twenty years.

These agreements were designed to protect the senior and subordinated debt and the mortgage backed securities of Fannie Mae and Freddie Mac.  Among other conditions of the agreement, each GSE’s retained mortgage and mortgage backed securities portfolio were not to exceed $850 billion as of December 31, 2009, and must decline by 10% per year until it reaches $250 billion.  In the September 7, 2008 conservatorship announcement, the FHFA announced a variety of conditions and actions designed to protect liquidity in the U.S. mortgage market through Fannie Mae and Freddie Mac. There will be a financing and investing relationship with the U.S. Treasury via three different financing facilities to provide critically needed support to Freddie Mac and Fannie Mae, and also to the liquidity of the mortgage market.  One of the three facilities is a secured liquidity facility, which will be not only for Fannie Mae and Freddie Mac, but also for the twelve Federal Home Loan Banks that are regulated by FHFA.

The Treasury and the FHFA have established preferred stock purchase agreements, contractual arrangements between the Treasury and the conserved entities. These agreements are designed for the U.S. Treasury to ensure that each company maintains a positive net worth.  These agreements support market stability by providing additional security and clarity to GSE debt holders – senior and subordinated – and support mortgage availability by providing additional confidence to investors in GSE mortgage backed securities.  This commitment will eliminate any mandatory triggering of receivership and will ensure that the conserved entities have the ability to fulfill their financial obligations.

Investment in “Floating Rate” Government Agency Securities. These Government agency securities provide for an interest rate which is adjusted (i.e., the interest rate “floats”) at regular intervals according to a published interest rate.  Interest rates (and income to the Fund) on these securities will normally float downward when interest rates are falling and float upward when their reference rates of interest rise.  Generally, such investments float in relation to the “prime” interest rate of New York or other money center banks.  The rate may be adjusted upward or downward periodically.  Some such securities float in relationship to other published interest rates or at more or less frequent intervals.  These floating rate securities may have stated maturities of up to 30 years, although 10-year stated maturities are more typical.

Reverse Repurchase Agreement Transactions. If the Fund needs cash to meet redemption requests and Madison determines that it would not be advantageous to sell portfolio securities or utilize a line of credit to meet those requests, then Madison may sell Fund securities to another investor with a simultaneous agreement to repurchase them.  Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the Fund, the proceeds of which would be used to meet cash requirements for redemption requests.

While a reverse repurchase agreement is outstanding, the Fund will recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright.  If the Fund engages in reverse repurchase agreement transactions, Madison will take steps to protect the Fund by (1) maintaining, in a segregated account, designated securities that are liquid or mature prior to the scheduled repurchase, and (2) maintaining sufficient cash in the Fund to provide adequate funds to complete the repurchase.

Investment in Matched Purchase/Sale Transactions.  On behalf of the Fund, Madison may invest by means of matched purchase/sale transactions containing two elements: (1) the purchase of U.S. Government securities, and (2) a simultaneous sale of those securities by means of a future delivery contract at a fixed price for later delivery to a different institution (securities dealer, bank, etc.).  During the interval between the actual dates they are bought and sold, the securities will be held by the Fund’s custodian.  As a result, the transactions are self-liquidating and produce a known yield, similar to a repurchase agreement.  This yield is comprised of the interest earned on the securities while they are held plus the price differential between the purchase and sale.  The sale price may be more or less than the price at which the securities could otherwise be sold on the day delivery is due.  These arbitrage transactions may be attractive if market conditions create opportunities for higher yields than on repurchase agreements.

Madison will not hold a future delivery contract for the sale of securities that the Fund does not own.  Established markets are available for future delivery contracts, including financial futures exchanges and the over-the-counter market.

Investments Purchased for Forward Delivery. Institutional investors such as the Fund often enter into commitments to take delivery of securities at a future time under specified terms of purchase.  Such transactions sometimes appear advantageous because they may provide an opportunity to acquire an investment otherwise unavailable, or with more attractive terms than are currently available or anticipated for the future.

Such transactions, however, can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.  There is also a risk that the Fund’s available cash may be less than projected, possibly necessitating a disadvantageous resale of the securities purchased or of other portfolio securities at a loss to the Fund.  Securities purchased for forward delivery do not accrue interest until they are delivered.

Madison intends to enter into forward delivery transactions when Madison believes it is in the Fund’s interest.  However, in order to reduce the Fund’s exposure to price instability through changes in interest rates before the transactions are completed, Madison’s policy is that it will only take on these commitments in connection with securities having maturities of one year or less.

Investments in Specialized Kinds of Government Agency Securities. These agency securities often provide higher yields than are available from more common types of Government-backed investments.  However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations. They may also require specialized capability in portfolio servicing and in legal matters related to Government guarantees.  While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Fund were forced to sell any of them, it might not be able to do so advantageously.  Accordingly, Madison intends to normally hold such securities to maturity or pursuant to repurchase agreements.

Maturities. As used in this SAI and in the Prospectus, the term “effective maturity” may have a variety of meanings, as follows:

•	It may mean the actual stated maturity of the investment.
•	It may also mean the time between its scheduled interest rate adjustment dates (for variable rate securities).
•
Finally, it may mean the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter.

A “stated maturity” means the time scheduled for final repayment of the entire principal amount of the investment under its terms. “Short-term” means a maturity of one year or less, while “long-term” means longer than one year.

Non-Fundamental Fund Policies

The Fund has a number of limitations on its investment activities designated as “Non-Fundamental Policies.” These limitations are described below.  By designating these policies as non-fundamental, the Fund’s Board of Trustees can change them without a vote of the Fund’s shareholders.  The Fund’s investment objective is not a fundamental policy of the Fund and, therefore, may be changed without shareholder approval.

Derivatives. Except for repurchase agreements and reverse repurchase agreements described in the Prospectus and this SAI, Madison will not invest in any other “derivative” securities without first obtaining the approval of the Board of Trustees.  Such prohibited “derivative” securities include, but are not limited to, futures contracts, options on futures, swaps, options, caps, floors and other synthetic securities.

•
Repurchase Agreements.  Madison requires delivery of repurchase agreement collateral to the Fund’s custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form.  In the event of insolvency or bankruptcy of the other party to a repurchase agreement, Madison could encounter restrictions on the exercise of the Fund’s rights under the repurchase agreement.  Madison will limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Fund’s Board of Trustees.

•
Reverse Repurchase Agreements. Madison will not engage in reverse repurchase agreements except for purposes of meeting redemption requests.  Madison will not enter into any reverse repurchase agreement if, as a result, reverse repurchase agreements in the aggregate would exceed 10% of the Fund’s total assets.  The risk of engaging in reverse repurchase agreements is that the value of the securities Madison agreed to repurchase may fall below the amount it agreed to pay.

•	Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of the Fund’s net assets at market value.

•
Illiquid Securities. Madison will not invest more than 5% of the Fund’s net assets at the time of purchase in illiquid assets and securities for which there is no readily available market.  For this purpose, fully insured certificates of deposit would be considered illiquid unless the Fund’s Board of Trustees determines they are readily marketable.  Madison will not invest more than 5% of the Fund’s net assets in repurchase agreements that cannot be terminated within seven days.

The Fund will not invest more than 5% of its net assets in matched purchase/sale transactions that cannot be terminated within seven days.  Matched purchase/sales generally involve the purchase of liquid securities coupled with a sale for future delivery.  Future delivery contracts traded on an organized exchange (such as the Chicago Board of Trade or the International Monetary Market) are considered liquid, while such contracts executed in the over-the-counter market may be illiquid, if a readily available futures market has not developed.  Liquidity of a matched purchase/sale transaction requires liquidity of both of its parts:  the securities purchased and the future delivery sale contract.  The sale contract may be considered liquid if there is a readily available market for it or if it has a contractual provision permitting delivery at any time within seven days.

•
Maintaining $1.00 Net Asset Value. If, for any reason, including a change in market interest rates, the market value of Fund securities is less than 99.75% of the Fund’s $1.00 per share price, the Board of Trustees is required to meet and consider steps to restore the market price to $1.00 per share.  Such steps could include adjusting dividends, selling portfolio securities before maturity to realize capital gains or losses, shortening the portfolio’s maturity, or redeeming shares in kind.  Such steps could dilute shareholders’ interests.

In determining market values for this purpose, the Board of Trustees may rely upon an independent pricing service or other valuation technique.  In this manner, securities may be priced with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities.  Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Should the Securities and Exchange Commission (the “SEC”) change its rules governing the “amortized cost” valuation method, Madison reserves the right, following approval by a majority of the members of the Board of Trustees, to use the “penny rounding” method of valuation pursuant to the terms of the Fund’s exemptive order issued by the SEC.

Fundamental Policies

The Fund has a number of limitations on its investment activities designated as “Fundamental Policies.”  These limitations are described below.  By designating these policies as fundamental, neither Madison nor the Board of Trustees can change them without a majority vote of the Fund’s shareholders.

•
Illiquid Investments. Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 10% of the Fund’s net assets would be invested in such securities.

•
Borrowing and Lending. Madison will not obtain bank loans for the Fund except for extraordinary or emergency purposes.  A temporary bank line of credit secured for the purpose of effecting unusual shareholder redemptions in excess of immediately available cash until proceeds of securities liquidations are received by the Fund is considered an extraordinary or emergency purpose.  Madison may, however, enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities.  Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of the Fund’s total assets for any purpose, including the meeting of cash withdrawal requests or for extraordinary purposes.

Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.

Madison will not loan more than 2/3 of the Fund’s portfolio securities (calculated as a percentage of total assets).  For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

•
Diversification.  The Fund shall be operated as a “diversified company,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  This means that with respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

•	Other Prohibited Activities. In addition to the foregoing, the Fund may not

(1)	act as an underwriter;
(2)	make short sales (or maintain a short position), or write put or call options;
(3)	purchase securities on margin (except for customary credit used in transaction clearance);
(4)
invest in commodities; provided, however, that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of U.S. Government securities, provided the transactions would otherwise be permitted under the Fund’s investment policies;

(5)	invest in real estate;
(6)
acquire shares of other investment companies; provided, however, that this restriction does not apply to any investment in other money market mutual funds that invest solely in U.S. Government securities under the following limited circumstances: (i) such investment cannot exceed 10% of the Fund’s net assets; and (ii) the Board of Trustees must make a determination that the other money market fund meets all applicable requirements of Rule 2a-7 under the 1940 Act;

(7)
knowingly take any investment action which has the effect of eliminating the Fund’s tax qualification as a regulated investment company under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”);

(8)	issue senior securities, except as permitted under the 1940 Act; and
(9)
purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (for this purpose, the

(10)	U.S. Government, its agencies and instrumentalities are not considered by the SEC staff to be an “industry”).

Investment Percentage Limitations

Except for the limitations on borrowing, if the percentage restrictions described above under Non-Fundamental Policies and Fundamental Policies, or any restrictions contained elsewhere in this SAI or in the Prospectus covering Fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the applicable restrictions.

Portfolio Turnover

Normally, Madison intends to hold Fund investments to maturity.  However, the short maturities of these investments are expected to result in a relatively high rate of portfolio turnover. The actual turnover rate will not be a limiting factor in Madison’s purchase and sale decisions.

Disclosure of Portfolio Holdings

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, the Fund only makes portfolio disclosures when the Fund discloses the information in a publicly available filing with the Securities and Exchange Commission (the “SEC”) that is required to include the information.  As a result, portfolio holdings are disclosed on a quarterly basis within sixty days after the end of each quarter.  The Fund’s policies regarding portfolio holdings disclosure are part of the Fund’s overall compliance procedures subject to review by the Fund’s Chief Compliance Officer and approval by the Board of Trustees.  At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary.

There may be situations where selective disclosure is in the interests of Fund shareholders.  However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by the Fund’s Chief Compliance Officer, (2) any applicable disclosures about such ongoing program are made in this SAI, and (3) the Fund has obtained a representation from the party receiving such information that it understands and will abide by applicable rules against insider trading on such information.  The Chief Compliance Officer is required to make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides the Fund with the representations described above, the Fund will not provide portfolio information to independent third party reporting agencies until such information is publicly available.  As of the date of this SAI, the Fund provides no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and has no plans to do so.

The officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.  As of the date of this SAI, the Fund has ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

•	U.S. Bank, pursuant to the Fund’s custodian agreement, where all Fund portfolio transactions settle. The Fund’s portfolio information is reconciled with its custody accounts daily.
•
Grant Thornton LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s audited financial statements.

•	Pixel Typesetting, a company the Fund may use to format some of the portfolio holdings disclosures described above and to arrange for printing of the Fund’s financial statements.
•
Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance and support services to the Fund and its affiliates.

•
Linedata Systems, also known as Global Investment Systems, the licensor of the Fund’s portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software.

In connection with providing investment advisory services to its clients (including the Fund), Madison also discloses non-public portfolio holdings information to FactSet Research Systems, Inc. (provides analytics for portfolio management processing (daily)) and SunGuard (performs certain compliance related functions for Madison (daily)).  Madison also provides trade information (not portfolio holdings data) to Bloomberg, L.P. (provides trade order management system (daily)); Derivative Solutions, WONDA, and Thompson-Reuters Baseline (all for portfolio analysis and modeling (daily)); and Morningstar and Lipper (for mutual fund analysis (35 day lag)).

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information.  The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided.  Neither the Fund nor Madison or its employees or affiliates receive any compensation or other consideration in connection with such arrangements.
Of course, the Fund will disclose portfolio holdings information in response to authorized securities regulators.  Also, any employees of Madison and its affiliates who may have access to portfolio information are subject to Madison’s Code of Ethics and rules to prevent insider trading.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the Fund.

The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison.  At all times, however, a majority of Board members will not be affiliated with Madison or the Fund.  Board members serve indefinite terms, while officers of the Fund are elected annually.

The Fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, or as otherwise required by the 1940 Act or the
Fund’s Declaration of Trust.

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank1 1960	President, 1996 – Present, and Trustee, 2001– Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present;  Managing Director and Vice President, 1986 – 2010

Madison Asset Management, LLC (“MAM”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 – 2010

Madison Investment Advisors, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010

Madison Mosaic Funds (13 funds, including the Trust), President, 1996 – Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 – Present
Madison Mosaic Funds (all but Equity Trust), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 – Present
MIH, Founder, Executive Director and President, 2010 – President; Managing Director and President, 1973 – 2010

MAM, Executive Director and President, 2010 – Present; President, 2004 – 2010

Madison, Executive Director and President, 2010 – Present

Madison Mosaic Funds (13 funds, including the Trust), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

Madison Mosaic Funds (13), 1996 – Present;
Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 – Present

Capitol Bank of Madison, WI, 1995 – Present

American Riviera Bank of Santa Barbara, CA, 2006 – Present

Jay R. Sekelsky 1959	Vice President, 1996 – Present
MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010

MAM, Executive Director and Chief Investment Officer, 2010 – Present

Madison, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010

Madison Mosaic Funds (13 funds, including the Trust), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

N/A

Paul Lefurgey 1964	Vice President, 2009 – Present
MIH, Managing Director, Head of Fixed Income Investments, 2005 – Present; MAM and Madison, Managing Director, Head of Fixed Income Investments, 2010 – Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 – 2005

Madison Mosaic Funds (13 funds, including the Trust), Vice President, 2009 – Present;  Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present Chief Financial Officer, 1999 – 2009
MIH and Madison, Vice President, 1999 – Present; MAM, Vice President, 2009 – Present

Madison Mosaic Funds (13 funds, including  the Trust), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009

Madison Strategic Sector Premium Fund, Treasurer, 2009 – Present;  Chief Financial Officer, 2005 – 2009

Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 – Present

N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 – Present
MIH and Madison, Vice President, 2010 – Present; MAM, Vice President, 2009 – Present

Madison Mosaic Funds (13 funds, including  the Trust), Secretary and Assistant Treasurer, 2009 – Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present

MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 – Present; Secretary, 1999 – Present; Treasurer, 2008 – 2009; Assistant Treasurer, 1997 – 2007

MCA, Director-Mutual Funds, 2008 – 2009; Director-Mutual Fund Operations, 2006 – 2008; Operations Officer-Mutual Funds, 2005 – 2006; Senior Manager-Product & Fund Operations, 2001 – 2005

N/A

W. Richard Mason 1960	Chief Compliance Officer, 1992 – Present Corporate Counsel and Assistant Secretary, 2009 – Present General Counsel and Secretary, 1992 – 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 –  Present; General Counsel and Chief Compliance Officer, 1996 – 2009

Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 – Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 – 2009;
NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 – Present

Madison Mosaic Funds (13 funds, including the Trust), Secretary, Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present; General Counsel, Chief Compliance Officer, 1992 – 2009

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 2005 – 2009

MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present

N/A

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present
MIH, MAM, Madison,  Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present

NorthRoad, General Counsel & Chief Legal Officer, 2011 – Present

Madison Mosaic Funds (13 funds, including the Trust), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009

Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007

N/A
________________________________________
1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/ Trusteeships
Philip E. Blake 1944	Trustee, 2001 – Present	Retired investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	44
Madison Newspapers, Inc., 1993 – Present

Meriter Hospital & Health Services, 2000 – Present

Edgewood College, 2003 – Present; Chairman of the Board, 2010 – Present

Nerites Corporation (technology company), 2004 – Present

Madison Mosaic Funds (13 funds, including the Trust), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

James R Imhoff, Jr. 1944	Trustee, 1996 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	44
Park Bank, 1978 – Present

Madison Mosaic Funds (13 funds, including the Trust), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005– Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

Lorence D. Wheeler 1938	Trustee, 1996 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 – 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

Madison Mosaic Funds (13 funds, including the Trust), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005– Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

________________________________________
1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this SAI, the Fund Complex consists of the Fund with 1 portfolio, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, and Tax-Free Trusts, which together have 12 portfolios, for a grand total of 44 separate portfolios in the Fund Complex.  References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

All interested Trustees and officers of the Funds are employees of Madison.  Since Madison serves as the investment adviser to the Fund, each of these individuals is considered an “interested person” of the Fund as the term is defined in the 1940 Act.

Board Qualifications

The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this SAI.  Mr. Burgess is the founder and President of Madison and has over 30 years of experience in the investment management business, while Ms. Frank has been with Madison for more than 20 years and has held executive management positions during her tenure with the firm.  Ms. Frank and Mr. Burgess are the sole members of the Board who is considered “interested” under the 1940 Act.  Regarding the Independent Trustees, all three of them have substantial experience operating and overseeing a business, whether it be the retirement plan business (for Mr. Wheeler), the newspaper business (for Mr. Blake) or the real estate business (for Mr. Imhoff). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Fund and the Board’s oversight function with respect thereto.  They use this collective experience to serve the Fund for the benefit of Fund shareholders.  Moreover, each of the Independent Trustees has served as a trustee of the Fund for many years, with Mr. Blake serving for more than 9 years and Messrs. Imhoff and Wheeler serving in excess of 20 years each.  They bring substantial and material experience and expertise to their continued roles as trustees of the Fund.

Board Committees

The Board of Trustees has established two standing committees to help manage the Fund, as follows:  an Audit Committee and a Nominating and Governance Committee.

Audit Committee.  The Audit Committee is responsible for reviewing the results of each audit of the Fund by its independent registered public accounting firm and for recommending the selection of independent auditors for the coming year.  The Audit Committee members are the Independent Trustees of the Fund:  Philip Blake, James Imhoff, Jr. (Chairman) and Lorence Wheeler.  The Audit Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Fund’s last fiscal year.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation.  The Committee is also responsible for periodically reviewing the effectiveness of the Board.  The Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s Secretary at the following address:  550 Science Drive, Madison, Wisconsin  53711.  The members of the Nominating and Governance Committee are the same as the members of the Audit Committee:  Philip Blake, James Imhoff, Jr. and Lorence Wheeler (Chairman).  Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Fund’s last fiscal year.

Leadership Structure of the Board

The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegiate atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with Fund governance.  The Board has charged Mr. Wheeler with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

The Board’s Audit Committee and the Board as a whole considers risks in connection with a variety of matters during its regular quarterly review of Fund operations in conjunction with Madison, Fund counsel, independent counsel, and the Fund’s Chief Compliance Officer.  The Board’s committee structure requires an independent trustee to serve as chairman of each committee, including the Audit Committee.

Given the small size of the Board, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.

Trustees’ Holdings

The Trustees’ ownership interests in the Fund Complex as of December 31, 2010 are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Fund Complex 1, 2
Philip Blake	None	Over $100,000
Frank Burgess	Over $100,000	Over $100,000
James Imhoff	None	Over $100,000
Katherine Frank	None	Over $100,000
Lorence Wheeler	$10,001 to $50,000	Over $100,000
________________________________________
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000. Information as of December 31, 2010.
2 Fund Complex as defined above.

Independent Trustee Compensation

The compensation of each Independent Trustee is currently fixed at $2,000 per year, to be pro-rated according to the number of regularly scheduled Board meetings attended each year.  Four Board meetings are currently scheduled to take place each year.  In addition to such compensation, Independent Trustees are reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Fund, such as travel to any Board meetings.  No compensation is paid by the Fund (directly or indirectly) to any interested Trustees or to any officer of the Fund.

During the last fiscal year of the Fund, the Trustees were compensated as follows:
Name of Trustee	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex 1 Paid to Trustees
Philip E. Blake	$2,000	$60,000
Frank E. Burgess 2	0	0
James R. Imhoff, Jr.	$2,000	$60,000
Katherine Frank 2	0	0
Lorence D. Wheeler	$2,000	$60,000
________________________________________
1 Fund Complex as defined above.
2 Non-compensated interested Trustee.

There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.

CODE OF ETHICS AND PROXY VOTING

Madison and the Fund have adopted a Code of Ethics under Rule 17j-l of the 1940 Act that governs the ability of directors, trustees, officers and employees to trade in securities that may be purchased or held by any of Madison’s clients, including the Fund.  The Code of Ethics generally exempts personnel from any restrictions on trading or holding the types of securities purchased or held by the Fund.  The Code of Ethics is designed to prevent manipulative practices by persons subject to the Code or situations in which such persons could personally benefit at the expense of the Funds.  Mosaic Funds Distributor, LLC, the Fund’s principal distributor, has adopted, and is subject to, the same Code of Ethics as the Fund and Madison.

The Fund invests exclusively in non-voting securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s outstanding shares as of December 31, 2010:

Shareholder	Percentage
National Financial Services LLC, New York, NY*	24.995%
Charles Schwab & Company, San Francisco, CA*	8.846%
Maria Opie, New York, NY	7.741%
E*TRADE Clearing LLC, Merrifield, VA*	5.741%

*Ownership represents ownership of record rather than beneficial ownership.

As of December 31, 2010, the Fund’s trustees and officers, as a group, owned less than 1% of the outstanding voting securities of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The investment adviser to the Fund is Madison Investment Advisors, LLC (“Madison”), located at 550 Science Drive, Madison, Wisconsin.  Madison is a wholly owned subsidiary of Madison Asset Management, LLC (“MAM”), and Madison Investment Holdings, Inc. (“MIH”) owns 100% of the voting interests of MAM.  MIH, which was founded in 1974, and its affiliates, including Madison, manage investment portfolios for open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Fund’s activities.

Frank E. Burgess, who is Founder, President and Executive Director of Madison, owns a controlling interest in the Madison organization.

Madison receives a fee for its services under an investment advisory agreement with the Fund.  The annual fee is 0.50% of the average daily net assets of the Fund, payable monthly.  From December 9, 2002 until March 6, 2009, Madison waived 0.25% of its annual advisory fee and as of March 6, 2009, Madison has been waiving all fees and expenses of the Fund to the extent they exceed the lesser of the Fund’s gross yield on securities or 0.50%, calculated on a daily basis.  This waiver will remain in effect until at least November 30, 2011.

In the investment advisory agreement, Madison agreed to an overall limit on Fund expenses (excluding securities transaction commissions and expenses, taxes, interest and extraordinary and non-recurring expenses) which provides that Fund expenses shall not exceed during any fiscal year 1-1/2% of the Fund’s daily average net assets up to $40 million and 1% of the amount, if any, by which such assets exceed $40 million.  To the extent Fund expenses exceed this limit, Madison is required to reimburse the Fund for any overages.

The investment advisory agreement is subject to annual review and approval by the Board of Trustees, including a majority of the Independent Trustees.  The agreement was approved by Fund shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year by the Board in July 2010.  The agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by Madison, upon sixty days’ written notice to the other party.  Madison cannot assign the agreement and it will automatically terminate upon any attempted assignment.

During the three fiscal years ended September 30, 2010, the Fund paid the following investment advisory fees to Madison:

Fiscal Year Ended September 30	Advisory Fee to Madison	Fee Waiver/Reimbursement Amount	Total Net Fee to Madison
2010	$119,422	$98,924	$20,498
2009	$144,580	$72,290	$72,290
2008	$170,280	$85,140	$85,140

Principal Distributor

Mosaic Funds Distributor, LLC (the “Distributor”), 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Fund’s principal distributor pursuant to a distribution agreement.  Under this agreement, the Distributor is responsible for making the Fund’s shares continuously available to the general public in those states where it has given notice that it will do so.  The Distributor may act as the Fund’s agent for any sales of its shares, but the Fund may also sell its shares directly to any person. The Distributor receives no compensation from the Fund for its services as such and has no obligation to purchase any of the Fund’s shares.

The distribution agreement had an initial term of two years beginning July 1998 and may continue in effect after that term only if approved annually by the Board of Trustees, including a majority of the Independent Trustees.

The Distributor is a wholly owned subsidiary of MIH and shares personnel with Madison.

Services Provided by Madison and Fund Expenses Paid by Third Parties

Madison is responsible for the investment management of the Fund.  Under the investment advisory agreement described above, Madison is authorized to execute the Fund’s portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Fund’s operations, and otherwise to administer the affairs of the Fund as Madison deems advisable.

Madison provides or arranges for all the Fund’s required services through three main agreements:  (1) the investment advisory agreement (described above); (2) the distribution agreement (described above); and (3) a services agreement (described below).  No Fund expenses are paid by third parties.

Services Agreement

The Fund has entered into a services agreement with Madison pursuant to which Madison has agreed to provide or otherwise arrange for the Fund to have all operational and support services it needs.  Such services include:

•	The functions of shareholder servicing agent.
•	Bookkeeping and portfolio accounting.
•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•	Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
•	Calculating net asset value.
•	Arranging for and paying the Fund’s custodian and transfer agent.
•	Arranging for and paying the Fund’s legal counsel and outside counsel to the Independent Trustees.
•	Arranging for and paying the Fund’s independent registered public accountants.
•	Paying the fees of the Independent Trustees.
•	Registering the Fund and its shares with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.
•	Printing and distributing prospectuses and periodic financial reports to current shareholders.
•	Trade association membership.
•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

Madison provides all these services for a fee calculated as a percentage of the Fund’s average daily net assets.  This fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable.

During the three fiscal years ended September 30, 2010, the Fund paid the following service fees to Madison:

Fiscal Year Ended September 30	Service Fee to Madison
2010	$01
2009	$46,1522
2008	$119,196
1  $83,597 was waived by Madison.
2 $55,363 was waived by Madison.

Under the services agreement, Madison appointed U.S. Bank, N.A. (“US Bank”) as fund custodian and U.S. Bancorp Fund Services, LLC (“USBFS”) as fund transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.  Madison pays US Bank and USBFS for their services out of the services fee it receives from the Fund.

The fees Madison receives under the services agreement are in addition to and independent of fees received pursuant to the investment advisory agreement.

Because of this services arrangement with Madison, Madison is responsible for paying all the Fund’s fees and expenses, other than (i) fees related to the Fund’s portfolio holdings (such as brokerage commissions, interest on loans, etc.), (ii) acquired fund fees, if any, and (iii) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Fund maintains for emergency or extraordinary purposes).  The Fund is also responsible for payment of the advisory fee to Madison, as discussed above.

Other Service Providers

As noted previously, among other things, Madison arranges for Fund securities to be held in custody by the Fund’s custodian, for the Fund to be audited annually by independent registered public accountants and for the Fund to have a transfer agent and dividend-paying agent.  The Fund does not pay any separate fees for the services of these third parties because the cost of these services is included in the service fees Madison receives, described above.

Custodian.  U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian for the cash and securities of the Fund.  In this capacity, US Bank maintains custody of the Fund’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Fund’s shares.

Independent Registered Public Accounting Firm. Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, serves as independent registered public accounting firm to the Fund.

Transfer Agent and Dividend-Paying Agent.  U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, is the Fund’s transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Madison makes all decisions regarding the purchase and sale of securities and executing of these transactions.  This includes selecting market, broker or dealer and negotiating of commissions.  Madison’s decisions are subject to review by the Board of Trustees.

In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling securities for the Fund’s portfolio. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides to Madison, including payment for Madison’s use of electronic research services. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Fund brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by Madison for the benefit of all clients of Madison (not just the Fund). Therefore, the Fund may not be Madison’s only client that benefits from Madison’s receipt of research and brokerage from the brokers and dealers the Fund uses for its trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides us soft dollar brokerage or research benefits than it would pay to any other full-service institutional broker that did not provide such benefits. Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the Fund. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Fund, as Madison determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of the firm. The term “investment decision-making process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Fund and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.  Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, and Global Sector Review.  For example, a tool that helps Madison decide what might happen to the price of a particular security following a specific change in interest rates is considered research because it affects Madison’s decision-making process regarding that security.

Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes.  In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research.  Only that portion of the cost of obtaining such product/service that can properly be characterized as research may be paid for using soft dollars.  Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although Madison believes that all clients of the firm, including the Fund, benefit from the research received by the firm from brokers, Madison may not necessarily use such research products or services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such products or services in any given period.

Brokers or dealers who execute portfolio transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.  Such activity is not considered when making portfolio brokerage decisions.

Madison expects that most portfolio transactions will be made directly with a dealer acting as a principal; thus, not involving the payment of commissions.  However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

The Fund paid no brokerage commissions during the three fiscal years ended September 30, 2010.

CAPITAL STOCK AND OTHER SECURITIES

Summary

Under the terms of the Fund’s Declaration of Trust, the Board of Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized.  All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights.  Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Fund’s obligations.  The Declaration of Trust, however, provides indemnification out of Fund property to any shareholder held personally liable for obligations of the Fund.

Shares and Classes of Shares

The Fund is currently the only series of shares authorized for sale by the Board of Trustees.  Each Fund share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

The Trustees may authorize at any time the creation of additional series of shares.  The proceeds of any such new series of shares would be invested in separate, independently managed portfolios. The Trustees may also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).  These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Board of Trustees may determine.

All money received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights

The Board of Trustees may divide or combine Fund shares into a greater or lesser number of shares as long as the action will not change an existing shareholder’s proportionate interest in the Fund.  Upon any liquidation of the Fund, shareholders would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings

Because there is no requirement for annual elections of Trustees, the Fund does not anticipate having regular annual shareholder meetings.  Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote.  The selection of the Fund’s independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Fund.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the investment advisory agreement (except for reductions of the investment advisory fee) or in the fundamental investment limitations of the Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Fund at the address on the cover of this document.

Voting Rights

The voting rights of shareholders are not cumulative.  As a result, holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50% of all shares of the Fund or 67% of the shares voted at an annual or special meeting of shareholders at which at least 50% of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Fund’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose.  A Trustee may also be removed from office provided two-thirds of the holders of record of the Fund’s shares file declarations in writing with the Fund’s custodian.

Shareholder Liability

Under Massachusetts law, the shareholders of an entity such as the Fund may, under certain circumstances, be held personally liable for its obligations.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund.  The Declaration of Trust provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund.  The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment against a shareholder under such a claim.  The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Liability of Trustees and Others

The Declaration of Trust provides that the officers and Trustees of the Fund will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Fund.  Similar protection is provided to Madison under the terms of the investment advisory agreement and the services agreement.  In addition, protection from personal liability for the obligations of the Fund itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

In addition to the Prospectus, “Madison Mosaic’s Guide to Doing Business” (the “Guide”) describes the basic procedures for investing in the Fund.  The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price

The net asset value (“NAV”) of the Fund is calculated every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for the Fund is made at the close of regular trading on the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of the Fund. Since the Fund does not charge a “sales load,” its shares are offered and redeemed at NAV.

The Fund’s securities are valued at their amortized cost, pursuant to regulations of the SEC intended to permit the price of the Fund’s shares to be stabilized at $1.00 per share.  These regulations require Madison to limit Fund investments to securities that should present minimal credit risks and to limit Fund maturities to those appropriate to its objective of maintaining a stable share price.

Madison’s pricing committee is responsible for reviewing the accuracy of the Fund’s daily NAV determinations.  It reports to the Board of Trustees at least quarterly and makes any recommendations for pricing of Fund securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Board.  Currently, the pricing committee members are Katherine Frank, Paul Lefurgey, Greg Hoppe and Jay Sekelsky (see “Management of the Fund—Trustees and Officers” for more information regarding these individuals) and David Halford (Vice President of Madison) and Christopher Berberet (Managing Director of Madison).

Shareholder Service Policies

The Fund’s policies concerning shareholder services are subject to change from time to time.  In the event of a material change, shareholders will receive an updated Guide.

Minimum Initial Investment and Minimum Balance

The Fund reserves the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing.  The Fund may also change the minimum amount for subsequent investments by 30 days’ written notice.  The notice may be provided in the Fund’s quarterly shareholder newsletter.  The Fund may waive minimums and certain fees for accounts of employees, officers or Trustees of the Fund and/or Madison, or for accounts opened through larger institutional relationships.

Special Service Charges

The Fund may, after 30 days’ written notice, impose special service charges for services that are not regularly afforded to shareholders.  These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests.  The Fund’s standard service charges are also subject to adjustment from time to time.

Share Certificates

The Fund will not issue share certificates.

Crediting of Investments

The Fund reserves the right to reject any investment for Fund shares for any reason and may, at any time, suspend all new investment in the Fund.  The Fund may also decline to recognize an investment by monies wired for credit until such monies are actually received by the Fund.  This is because the Fund may be responsible for any losses resulting from changes in the Fund’s net asset value that happen because the Fund failed to receive monies from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately.  The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Fund, Madison or the Distributor.

The Fund generally does not accept third party checks, credit card checks, or money orders for the purchase of  Fund shares.  In addition, the Fund will not accept checks drawn on foreign banks, nor will the Fund accept cashier’s checks for amounts less than $10,000.

Purchase Orders from Brokers

An order to purchase shares that is received from a securities broker will be considered received in proper form for the NAV per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure the Fund that it received the order from its customer prior to that time in order to receive that day’s NAV.

Shareholders who invest in the Fund through a broker may be charged a commission by the broker for handling the transaction.  To avoid this fee, a shareholder may deal directly with the Fund anytime.

Redemptions and Checkwriting

Redemptions will take place at the NAV for the day the Fund receives the redemption order in proper form.  A redemption request may not be in proper form unless the Fund has a signed account application from the shareholder or the shareholder’s application is submitted with the withdrawal request.

The Fund reserves the right, when such action is deemed necessary to protect the interests of Fund shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity.  Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity.  The Fund reserves the right to refuse any third party redemption requests.

If a shareholder draws a check against his or her account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment.  Generally, it takes up to 10 days before checks deposited in an account are collected.  Therefore, if a shareholder plans to write a check against his or her account shortly after making an investment, the shareholder should call the Fund to make sure that the monies will be available.

Unusual Circumstances Resulting in Suspension of Payments

The Fund will use its best efforts in normal circumstances to handle redemptions timely. However, the Fund may, for any reason, suspend the right of redemption or postpone payment for any shares in the Fund for any period up to seven days.

The Fund’s sole responsibility with regard to redemptions shall be to timely process redemption requests in proper form.  Neither the Fund, its affiliates, nor the custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in the Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the SEC; or (3) during any period when the SEC has, by order, permitted such suspension.

Final Payments on Closed Accounts

The redemption payment a shareholder receives when he or she closes an account will normally have all accrued dividends included.  However, when an account is closed, the Fund may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account.  The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange

Funds exchanged between shareholder accounts will earn their final day’s dividend on the day of exchange.

Payments in Kind

If, in the opinion of the Board of Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Fund.  However, the Fund elected, pursuant to Rule 18f-1 under the 1940 Act, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value.  In disposing of any such property received from the Fund, a shareholder might incur commission or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full NAV for it. Except as described herein, however, the Fund intends to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts

It is a shareholder’s obligation to inform the Fund of address changes.

The Fund will exercise reasonable care to ascertain a shareholder’s correct address if the shareholder becomes “lost” according to the Fund’s records.  The Fund will conduct two database searches for any such shareholders and use at least one information database service.  The search will be conducted at no cost to the shareholder.  The Fund will not, however, perform such searches if the shareholder’s account is less than $25, the shareholder is not a natural person or the Fund receives documentation that the shareholder is deceased.  If the Fund cannot locate the shareholder after such procedures, the account may be escheated to the state of the shareholder’s last residence as shown in the Fund’s records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks, although the Fund reserves the right to reinvest any dividend check that remains outstanding longer than six months.

Dividend Payments

Dividends are paid in the form of additional shares of the Fund credited to a shareholder’s account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.

Shareholders will receive notice of payment of dividends quarterly.  For tax purposes, shareholders will also receive an annual summary of dividends paid by the Fund and the extent to which they constitute capital gains dividends.  If a shareholder purchases shares as of a particular NAV determination (i.e., the close of regular trading on the New York Stock Exchange) on a given day, he or she will not be considered a shareholder of record for the dividend declaration made that day.  If a shareholder withdraws as of such determination, he or she will be considered a shareholder of record with respect to the shares withdrawn.  A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE FUND

Federal Income Tax Requirements

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Code, the Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned.  The Code also requires the Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax.  The Fund intends to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, the Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.  Should the Fund fail to meet the qualification requirements for a “regulated investment company” under the Code and also fail to satisfy the provisions of the Code allowing for a cure of such a failure, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders

Shareholders of the Fund will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to them as regular or capital gains dividends.  It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the Fund during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

Dividends Received Deduction

No portion of the dividends paid by the Fund to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

28% Withholding

A shareholder may be subject to a 28% withholding requirement on transactions with the Fund if he or she (1) fails to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) fails to properly report dividend or interest income, as determined by the Internal Revenue Service.

Personal Holding Company

The Fund reserves the right to involuntarily redeem its shares if ownership of the Fund’s shares has or may become concentrated as to make the Fund a personal holding company under the Code.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on the Fund or its shareholders.  There may be other federal, state or local tax considerations applicable to the Fund or its shareholders.  Shareholders are urged to consult their own tax advisors.

FINANCIAL STATEMENTS

Audited financial statements for the Fund, together with the report of Grant Thornton LLP, independent registered public accounting firm, for the fiscal year ended September 30, 2010, appear in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2010, which is incorporated herein by reference.  Copies of the Annual Report may be obtained free of charge by writing the Fund at 550 Science Drive, Madison, Wisconsin 53711, or by calling 1-800-368-3195.

PART C
OTHER INFORMATION

Madison Mosaic Government Money Market Trust
Item 23.  Exhibits

See “Exhibit Index.”

Item 24.  Persons Controlled by or Under Common Control With Registrant

None.

Item 25.  Indemnification

The Registrant maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

The investment adviser for Registrant is Madison Investment Advisors, LLC (“Investment Adviser”), a wholly owned subsidiary of Madison Asset Management, LLC. (“MAM”).  Madison Investment Holdings, Inc. (“MIH”) owns 100% of the voting interests of MAM.  See the section in Part A entitled “Management” for a more complete description.

To the best of Registrant’s knowledge, none of the officers and directors of the Investment Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MIH and its affiliates).  See the section in Part B entitled “Management of the Fund – Management Information” for more information regarding the officers and directors of the Investment Adviser.  Also refer to Part I of the Investment Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 27.  Principal Underwriter

a.
Mosaic Funds Distributor, LLC (“MFD”), a registered broker-dealer, is the principal distributor of Registrant’s shares.  MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant, MEMBERS Mutual Funds, the Ultra Series Fund, and the

Madison Mosaic Equity, Tax-Free, and Income Trusts. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIH.

b.	The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
W. Richard Mason(1)	Principal, Chief Compliance Officer and Financial Operations Principal	Chief Compliance Officer, Corporate Counsel and Assistant Secretary

Pamela M. Krill(2)	General Counsel and Chief Legal Officer	General Counsel, Chief Legal Officer and Assistant Secretary

Lydia R. Kiebzak(2)	Branch Manager	None

Frank E. Burgess(2)	President of Sole Member(3)	Trustee and Vice President

(1) The principal business address of this persons is:  8777 North Gainey Center Drive, Scottsdale, AZ 85258.
(2) The principal business address of these persons is:  550 Science Drive, Madison, WI 53711.
(3) Mr. Burgess is the President of MIH, which is the sole member of MFD.

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.	Madison Investment Advisors, LLC
550 Science Drive
Madison, WI 53711

b.	Mosaic Funds Distributor, LLC
8777 North Gainey Center Drive, Suite 220
Scottsdale, AZ 85258

d.	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

e.	U.S. Bank, N.A.
1555 North River Center Drive, Suite 302,
Milwaukee, WI 53212

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 31st day of January, 2011.
Madison Mosaic Government
Money Market Trust

By:  /s/ Katherine L. Frank
Katherine L. Frank
President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/Katherine L. Frank	President and Trustee (Principal	January 31, 2011
Katherine L. Frank	Executive Officer)

/s/Greg Hoppe	Treasurer (Principal Financial	January 31, 2011
Greg Hoppe	Officer)

*	Trustee	January 31, 2011
Frank E. Burgess

*	Trustee	January 31, 2011
Lorence D. Wheeler

*	Trustee	January 31, 2011
James R. Imhoff, Jr.

*	Trustee	January 31, 2011
Philip E. Blake

*By: /s/ Pamela M. Krill
Pamela M. Krill
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX
	Exhibit	Incorporated by Reference to	Filed Herewith

(a)	Declaration of Trust, as amended to date	Post-Effective Amendment (“PEA”) No. 33 to this Form N-1A Registration Statement filed on November 25, 2009

(b)	Amended and Restated Bylaws dated November 15, 2009	PEA No. 33 to this Form N-1A Registration Statement filed on November 25, 2009

(c)	Instruments Defining Rights of Security Holders	Incorporated by reference to the Declaration of Trust

(d)	Investment Advisory Agreement with Madison Investment Advisors, LLC (the “Investment Advisor”) dated November 30, 2010		X

(e)	Distribution Agreement with predecessor to Mosaic Funds Distributor, LLC dated July 30, 1998 (as amended to change name of distributor October 29, 1998)	PEA No. 22 to this Form N-1A Registration Statement filed on November 24, 1998

(f)	Not Applicable

(g.1)	Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) dated July 31, 2001		X

(g.2)	Amendment No. 1 to Custodian Agreement with U.S. Bank, N.A. dated March 1, 2006		X

(g.3)	Amendment No. 2 to Custodian Agreement with U.S. Bank, N.A. dated March 16, 2007		X

(g.4)	Amendment No. 3 to Custodian Agreement with U.S. Bank, N.A. dated September 29, 2009		X

(h.1.i)	Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) dated February 23, 2009		X

(h.1.ii)	Amendment No. 1 to Transfer Agency Agreement with USBFS dated November 30, 2010		X

(h.2)	Services Agreement with the Investment Advisor dated November 30, 2010		X

(i)	Opinion and Consent of Sullivan & Worcester LLP dated May 27, 1997	Form 24F-2 filed on May 28, 1997

(j)	Consent of Grant Thornton LLP		X

(k)	Not Applicable

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Reserved

(p)	Not Applicable*

(q)	Powers of Attorney for each Trustee of Madison Mosaic Government Money Market Trust	PEA No. 33 to this Form N-1A Registration Statement filed on November 25, 2009

____________________

X  Filed herewith.
*  Registrant is a money-market fund, therefore, no code of ethics is required under Rule 17j-1 of the Investment Company Act of 1940.